Financial instruments and financial risk factors	12 Months Ended
Dec. 31, 2021
Financial Instruments [Abstract]
Financial instruments and financial risk factors	Financial instruments and financial risk factors
The accounting classification of each category of financial instruments and their carrying amounts are set out below.

					$ million
At 31 December 2021	Note	Measured at amortized cost	Mandatorily measured at fair value through profit or loss	Derivative hedging instruments	Total carrying amount
Financial assets
Other investments	17	—	2,824	—	2,824
Loans		1,045	232	—	1,277
Trade and other receivables	19	27,191	—	—	27,191
Derivative financial instruments	29	—	12,402	348	12,750
Cash and cash equivalents	24	27,107	3,574	—	30,681
Financial liabilities
Trade and other payables	21	(58,660)	—	—	(58,660)
Derivative financial instruments	29	—	(13,456)	(465)	(13,921)
Accruals		(6,606)	—	—	(6,606)
Lease liabilities	27	(8,611)	—	—	(8,611)
Finance debt	25	(61,176)	—	—	(61,176)
		(79,710)	5,576	(117)	(74,251)
28. Financial instruments and financial risk factors – continued

					$ million
At 31 December 2020	Note	Measured at amortized cost	Mandatorily measured at fair value through profit or loss	Derivative hedging instruments	Total carrying amount
Financial assets
Other investments	17	—	3,079	—	3,079
Loans		929	369	—	1,298
Trade and other receivables	19	20,252	—	—	20,252
Derivative financial instruments	29	—	10,049	2,698	12,747
Cash and cash equivalents	24	24,905	6,206	—	31,111
Financial liabilities
Trade and other payables	21	(44,960)	—	—	(44,960)
Derivative financial instruments	29	—	(8,320)	(82)	(8,402)
Accruals		(5,502)	—	—	(5,502)
Lease liabilities	27	(9,262)	—	—	(9,262)
Finance debt	25	(72,664)	—	—	(72,664)
		(86,302)	11,383	2,616	(72,303)
The fair value of finance debt is shown in Note 25. For all other financial instruments within the scope of IFRS 9, the carrying amount is either the fair value, or approximates the fair value.
Information on gains and losses on derivative financial assets and financial liabilities classified as measured at fair value through profit or loss is provided in the derivative gains and losses section of Note 29. Fair value gains and losses related to other assets and liabilities classified as measured at fair value through profit or loss totalled a net gain of $627 million (2020 net gain of $367 million). Dividend income of $11 million (2020 $17 million) from investments in equity instruments classified as measured at fair value through profit or loss is presented within other income - see Note 6.
Interest income and expenses arising on financial instruments are disclosed in Note 6.
Financial risk factors
The group is exposed to a number of different financial risks arising from natural business exposures as well as its use of financial instruments including market risks relating to commodity prices; foreign currency exchange rates and interest rates; credit risk; and liquidity risk.
The group financial risk committee (GFRC) advises the chief financial officer (CFO) who oversees the management of these risks. The GFRC is chaired by the CFO and consists of a group of senior managers including the EVP trading and shipping and SVPs treasury, tax, accounting reporting control and planning & performance management. The purpose of the committee is to advise on financial risks and the appropriate financial risk governance framework for the group. The committee provides assurance to the CFO and the chief executive officer (CEO), and via the CEO to the board, that the group’s financial risk-taking activity is governed by appropriate policies and procedures and that financial risks are identified, measured and managed in accordance with group policies and group risk appetite.
The group’s trading activities in the oil, natural gas, LNG and power markets are managed within the trading and shipping business. Treasury holds foreign exchange and interest-rate products in the financial markets to hedge group exposures related to debt and hybrid bond issuance; the compliance, control and risk management processes for these activities are managed within the treasury business. All other foreign exchange and interest rate activities within financial markets are performed within the trading and shipping business and are also underpinned by the compliance, control and risk management infrastructure common to the activities of bp’s trading and shipping business. All derivative activity is carried out by specialist teams that have the appropriate skills, experience and supervision. These teams are subject to close financial and management control.
The trading and shipping business maintains formal governance processes that provide oversight of market risk, credit risk and operational risk associated with trading activity. A policy and risk committee approves value-at-risk delegations, reviews incidents and validates risk-related policies, methodologies and procedures. A commitments committee approves the trading of new products, instruments and strategies and material commitments.
In addition, the trading and shipping business undertakes derivative activity for risk management purposes under a control framework as described more fully below.
(a) Market risk
Market risk is the risk or uncertainty arising from possible market price movements and their impact on the future performance of a business. The primary commodity price risks that the group is exposed to include oil, natural gas and power prices that could adversely affect the value of the group’s financial assets, liabilities or expected future cash flows. The group enters into derivatives in a well-established entrepreneurial trading operation. In addition, the group has developed a control framework aimed at managing the volatility inherent in certain of its natural business exposures. In accordance with the control framework the group enters into various transactions using derivatives for risk management purposes.
The major components of market risk are commodity price risk, foreign currency exchange risk and interest rate risk, each of which is discussed below.
(i) Commodity price risk
The group’s trading and shipping business is responsible for delivering value across the overall crude, oil products, gas, LNG and power supply chains. As such, it routinely enters into spot and term physical commodity contracts in addition to optimising physical storage, pipeline and transportation capacity. These activities expose the group to commodity price risk which is managed by entering into oil and natural gas and power swaps, options and futures.
The group measures market risk exposure arising from its trading positions in liquid periods using value-at-risk techniques based on Monte Carlo simulation models. These techniques make a statistical assessment of the market risk arising from possible future changes in market prices over a one-day holding period within a 95% confidence level. Trading activity occurring in liquid periods is subject to value-at-risk and other limits for each trading activity and the aggregate of all trading activity. The calculation of potential changes in value within the liquid period considers positions, historical price movements and the correlation of these price movements. Models are regularly reviewed against actual fair value movements to ensure integrity is
28. Financial instruments and financial risk factors – continued
maintained. The value-at-risk measure is supplemented by stress testing and scenario analysis through simulating the financial impact of certain physical, economic and geo-political scenarios. The value-at-risk measure in respect of the aggregated trading positions in liquid periods at 31 December 2021 was $100 million (2020 $40 million) whereas the average value-at-risk measure for the period was $64 million (2020 $56 million). This measure incorporates the effect of diversification reflecting the offsetting risks across the trading portfolio. Alternative measures are used to monitor exposures which are outside of liquid periods and for which value-at-risk techniques are not appropriate.
(ii) Foreign currency exchange risk
Since bp has global operations, fluctuations in foreign currency exchange rates can have a significant effect on the group’s reported results and future expenditure commitments. The effects of most exchange rate fluctuations are absorbed in business operating results through changing cost competitiveness, lags in market adjustment to movements in rates and translation differences accounted for on specific transactions. For this reason, the total effect of exchange rate fluctuations is not identifiable separately in the group’s reported results. The main underlying economic currency of the group’s cash flows is the US dollar. This is because bp’s major product, oil, is priced internationally in US dollars. bp’s foreign currency exchange management policy is to limit economic and material transactional exposures arising from currency movements against the US dollar. The group co-ordinates the handling of foreign currency exchange risks centrally, by netting off naturally-occurring opposite exposures wherever possible and then managing any material residual foreign currency exchange risks.
Most of the group’s borrowings are in US dollars or are hedged with respect to the US dollar. At 31 December 2021, the total foreign currency borrowings not swapped into US dollars amounted to $211 million (2020 $321 million). The group also has in issue perpetual subordinated hybrid bonds in euro, sterling and US dollars. Whilst the contractual terms of these instruments allow the group to defer coupon payments and the repayment of principal indefinitely, the group has chosen to manage the foreign currency exposure relating to the non-US dollar hybrid bonds to their respective first call periods.
The group manages the net residual foreign currency exposures by constantly reviewing the foreign currency economic value at risk and aims to manage such risk to keep the 12-month foreign currency value at risk below $400 million. At no point over the past three years did the value at risk exceed the maximum risk limit. A continuous assessment is made in respect of the group’s foreign currency exposures to capture hedging requirements.
During the year, hedge accounting was applied to foreign currency exposure to highly probable forecast capital expenditure commitments. The group fixes the US dollar cost of non-US dollar supplies by using currency forwards for the highly probable forecast capital expenditure. At 31 December 2021 the most significant open contracts in place were for $55 million sterling (2020 $124 million sterling).
Where the group enters into foreign currency exchange contracts for entrepreneurial trading purposes the activity is controlled using trading value-at-risk techniques as explained in (i) commodity price risk above.
(iii) Interest rate risk
bp is also exposed to interest rate risk from the possibility that changes in interest rates will affect future cash flows or the fair values of its financial instruments, principally finance debt. While the group issues debt and hybrid bonds in a variety of currencies based on market opportunities, it uses derivatives to swap the economic exposure to a floating rate basis, mainly to US dollar floating, but in certain defined circumstances maintains a US dollar fixed rate exposure for a proportion of debt. The proportion of floating rate debt net of interest rate swaps at 31 December 2021 was 41% of total finance debt outstanding (2020 45%). The weighted average interest rate on finance debt at 31 December 2021 was 3% (2020 3%) and the weighted average maturity of fixed rate debt was twelve years (2020 eight years).
The group’s earnings are sensitive to changes in interest rates on the element of the group’s finance debt that has been swapped to floating rates. If the interest rates applicable to these floating rate instruments were to have changed by one percentage point on 1 January 2022, it is estimated that the group’s finance costs for 2022 would change by approximately $251 million (2020 $330 million).
bp is exposed to benchmark interest rate components; primarily 3 month USD LIBOR. From 31 December 2021 some USD LIBOR tenors, and all EUR, GBP and CHF LIBOR tenors ceased to be published. The remaining USD LIBOR tenors, including 3 month USD LIBOR, will continue to be published until June 2023.
In October 2020 the International Swaps and Derivatives Association (ISDA) published its fallback protocol containing clauses to amend derivative contracts on the cessation of LIBOR should an entity and its counterparties adhere to the protocol. The protocol’s pricing mechanism is at fair market value and bp has signed up to the protocol as this removes transition uncertainty for any interest rate and cross-currency interest rate swap contracts of the group. Market participants have been encouraged by regulators to switch to the new risk free rates to increase market activity and liquidity as they move away from LIBOR. bp continues to monitor regulatory and market developments over the course of the transition.
During 2021, bp's internal working group for IBOR reform has continued to monitor market developments and manage transition to alternative benchmark rates. The working group has identified financial instruments that are linked to existing interest rate benchmarks, primarily, borrowings and derivative contracts. Financial instruments and relevant agreements exposed to EUR, GBP and CHF have transitioned to alternative benchmarks at 31 December 2021. As at 31 December 2021 finance debt with a carrying value of $2,062 million and derivatives with a nominal value of $24,088 million are exposed to USD LIBOR and are expected to transition to alternative benchmark rates. The derivatives comprise relevant derivative contracts hedging finance debt and hybrid bonds all of which are covered by the ISDA fallback protocol. For finance debt, negotiations with relevant counterparties are ongoing and transition is expected before the end of June 2023. Any derivatives not actively transitioned before the end of June 2023 will be transitioned through the ISDA protocol. New contracts are being executed based on the new risk free rates. The working group continues to implement the relevant IT and operational requirements needed. bp continues to participate in external committees and task forces dedicated to interest rate benchmark reform.
(b) Credit risk
Credit risk is the risk that a customer or counterparty to a financial instrument will fail to perform or fail to pay amounts due causing financial loss to the group and arises from cash and cash equivalents, derivative financial instruments and deposits with financial institutions and principally from credit exposures to customers relating to outstanding receivables. Credit exposure also exists in relation to guarantees issued by group companies under which the outstanding exposure incremental to that recognized on the balance sheet at 31 December 2021 was $1,407 million (2020 $1,405 million) in respect of liabilities of joint ventures and associates and $694 million (2020 $661 million) in respect of liabilities of other third parties. Maturity dates vary, and guarantees will terminate on payment and/or cancellation of the obligation. In general, a payment under the guarantee contract would be triggered by failure of the guaranteed party to fulfil its obligation covered by the guarantee.
28. Financial instruments and financial risk factors – continued
The group has a credit policy, approved by the CFO that is designed to ensure that consistent processes are in place throughout the group to measure and control credit risk. Credit risk is considered as part of the risk-reward balance of doing business. On entering into any business contract the extent to which the arrangement exposes the group to credit risk is considered. Key requirements of the policy include segregation of credit approval authorities from any sales, marketing or trading teams authorized to incur credit risk; the establishment of credit systems and processes to ensure that all counterparty exposure is rated and that all counterparty exposure and limits can be monitored and reported; and the timely identification and reporting of any non-approved credit exposures and credit losses. While each segment is responsible for its own credit risk management and reporting consistent with group policy, treasury holds group-wide credit risk authority and oversight responsibility for exposure to banks and financial institutions.
For the purposes of financial reporting the group calculates expected loss allowances based on the maximum contractual period over which the group is exposed to credit risk. Lifetime expected credit losses are recognized for trade receivables and the credit risk associated with the significant majority of financial assets measured at amortized cost is considered to be low. Since the tenor of substantially all of the group's in-scope financial assets is less than 12 months there is no significant difference between the measurement of 12-month and lifetime expected credit losses. Expected loss allowances for financial guarantee contracts are typically lower than their initial fair value less, where appropriate, amortization. Financial assets are considered to be credit-impaired when there is reasonable and supportable evidence that one or more events that have a detrimental impact on the estimated future cash flows of the financial asset have occurred. This includes observable data concerning significant financial difficulty of the counterparty; a breach of contract; concession being granted to the counterparty for economic or contractual reasons relating to the counterparty’s financial difficulty, that would not otherwise be considered; it becoming probable that the counterparty will enter bankruptcy or other financial re-organization or an active market for the financial asset disappearing because of financial difficulties. The group also applies a rebuttable presumption that an asset is credit-impaired when contractual payments are more than 30 days past due. Where the group has no reasonable expectation of recovering a financial asset in its entirety or a portion thereof, for example where all legal avenues for collection of amounts due have been exhausted, the financial asset (or relevant portion) is written off.
The measurement of expected credit losses is a function of the probability of default, loss given default (i.e. the magnitude of the loss after recovery if there is a default) and the exposure at default (i.e. the asset's carrying amount). The group allocates a credit risk rating to exposures based on data that is determined to be predictive of the risk of loss, including but not limited to external ratings. Probabilities of default derived from historical, current and future-looking market data are assigned by credit risk rating with a loss given default based on historical experience and relevant market and academic research applied by exposure type. Experienced credit judgement is applied to ensure probabilities of default are reflective of the credit risk associated with the group's exposures. Credit enhancements that would reduce the group's credit losses in the event of default are reflected in the calculation when they are considered integral to the related asset.
The maximum credit exposure associated with financial assets is equal to the carrying amount. The group does not aim to remove credit risk entirely but expects to experience a certain level of credit losses. As at 31 December 2021, the group had in place credit enhancements designed to mitigate approximately $9.5 billion (2020 $5.4 billion) of credit risk of which approximately $7.5 billion (2020 $4.9 billion) related to assets in the scope of IFRS 9's impairment requirements. Credit enhancements include standby and documentary letters of credit, bank guarantees, insurance and liens which are typically taken out with financial institutions who have investment grade credit ratings, or are liens over assets held by the counterparty of the related receivables. Reports are regularly prepared and presented to the GFRC that cover the group’s overall credit exposure and expected loss trends, exposure by segment, and overall quality of the portfolio.
Management information used to monitor credit risk, which reflects the impact of credit enhancements, indicates that the risk profile of financial assets which are subject to review for impairment under IFRS 9 is as set out below.

		%
As at 31 December	2021	2020
AAA to AA-	14%	11%
A+ to A-	46%	59%
BBB+ to BBB-	14%	8%
BB+ to BB-	8%	6%
B+ to B-	16%	13%
CCC+ and below	2%	3%
Movements in the impairment provision for trade and other receivables are shown in Note 20.
28. Financial instruments and financial risk factors – continued
Financial instruments subject to offsetting, enforceable master netting arrangements and similar agreements
The following table shows the amounts recognized for financial assets and liabilities which are subject to offsetting arrangements on a gross basis, and the amounts offset in the balance sheet.
Amounts which cannot be offset under IFRS, but which could be settled net under the terms of master netting agreements if certain conditions arise, and collateral received or pledged, are also presented in the table to show the total net exposure of the group.

						$ million
	Gross amounts of recognized financial assets (liabilities)	Amounts set off	Net amounts presented on the balance sheet	Related amounts not set off in the balance sheet		Net amount
At 31 December 2021				Master netting arrangements	Cash collateral (received) pledged
Derivative assets	20,519	(7,769)	12,750	(3,104)	(414)	9,232
Derivative liabilities	(21,683)	7,769	(13,914)	3,104	—	(10,810)
Trade and other receivables	17,105	(8,104)	9,001	(1,038)	(249)	7,714
Trade and other payables	(19,279)	8,104	(11,175)	1,038	—	(10,137)
At 31 December 2020
Derivative assets	14,765	(2,019)	12,746	(2,075)	(386)	10,285
Derivative liabilities	(10,414)	2,019	(8,395)	2,075	—	(6,320)
Trade and other receivables[a]	7,772	(3,679)	4,093	(823)	(122)	3,148
Trade and other payables[a]	(8,836)	3,679	(5,157)	823	—	(4,334)
[a] Certain comparative amounts have been amended to align with balance sheet presentation.
(c) Liquidity risk
Liquidity risk is the risk that suitable sources of funding for the group’s business activities may not be available. The group’s liquidity is managed centrally with operating units forecasting their cash and currency requirements to the central treasury function. Unless restricted by local regulations, generally subsidiaries pool their cash surpluses to the treasury function, which will then arrange to fund other subsidiaries’ requirements, or invest any net surplus in the market or arrange for necessary external borrowings, while managing the group’s overall net currency positions.
The group benefits from open credit provided by suppliers who generally sell on five to 60-day payment terms in accordance with industry norms. bp utilizes various arrangements in order to manage its working capital and reduce volatility in cash flow. This includes discounting of receivables and, in the supply and trading businesses, managing inventory, collateral and supplier payment terms within a maximum of 60 days.
It is normal practice in the oil and gas supply and trading business for customers and suppliers to utilize letter of credit (LC) facilities to mitigate credit and non-performance risk. Consequently, LCs facilitate active trading in a global market where credit and performance risk can be significant. In common with the industry, bp routinely provides LCs to some of its suppliers.
The group has committed LC facilities totalling $12,575 million (2020 $11,325 million), allowing LCs to be issued for a maximum 24-month duration. There were also uncommitted secured LC facilities in place at 31 December 2021 for $4,290 million (2020 $3,460 million), which are secured against inventories or receivables when utilized. The facilities are held with over 26 international banks. The uncommitted LC facilities can only be terminated by either party giving a stipulated termination notice to the other.
In certain circumstances, the supplier has the option to request accelerated payment from the LC provider in order to further reduce their exposure. bp’s payments are made to the provider of the LC rather than the supplier according to the original contractual payment terms. At 31 December 2021, $9,154 million (2020 $5,250 million) of the group’s trade payables subject to these arrangements were payable to LC providers, with no material exposure to any individual provider. If these facilities were not available, this could result in renegotiation of payment terms with suppliers such that settlement periods were shorter.
Standard & Poor’s Ratings long-term credit rating for bp is A- (stable) and Moody’s Investors Service rating is A2 (stable) and the Fitch Ratings' long-term credit rating is A (stable).
During 2021, $6 billion (2020 $14 billion) of long-term taxable bonds were issued with terms ranging from twenty to forty years. In addition the group issued perpetual hybrid bonds with a US dollar equivalent value of $0.9 billion (2020 $11.9 billion). Commercial paper is issued at competitive rates to meet short-term borrowing requirements as and when needed.
As a further liquidity measure, the group continues to maintain suitable levels of cash and cash equivalents, amounting to $30.7 billion at 31 December 2021 (2020 $31.1 billion), primarily invested with highly rated banks or money market funds and readily accessible at immediate and short notice. At 31 December 2021, the group had substantial amounts of undrawn borrowing facilities available, consisting of an undrawn committed $8.0 billion (2020 $10.0 billion) credit facility and $4.0 billion (2020 $7.6 billion) of standby facilities. As at 31 December 2021 the credit facility and standby facilities were available for two and four years respectively. The facilities are with 27 international banks and borrowings under them would be at pre-agreed rates. In February 2022 these facilities were extended for a further year.
For further information on the group's sources and uses of cash see Liquidity and capital resources on page 342.
The group manages liquidity risk associated with derivative contracts, other than derivative hedging instruments, based on the expected maturities of both derivative assets and liabilities as indicated in Note 29. Management does not currently anticipate any cash flows, other than noted below, that could be of a significantly different amount or could occur earlier than the expected maturity analysis provided.
28. Financial instruments and financial risk factors – continued
The table below shows the timing of undiscounted cash outflows relating to finance debt, trade and other payables and accruals. As part of actively managing the group’s debt portfolio it is possible that cash flows in relation to finance debt could be accelerated from the profile provided.

								$ million
				2021				2020
	Trade and other payables[a]	Accruals	Finance debt	Interest on finance debt	Trade and other payables[a]	Accruals	Finance debt	Interest on finance debt
Within one year	48,497	5,638	5,370	1,497	33,290	4,650	9,119	1,778
1 to 2 years	1,627	209	4,425	1,341	1,728	157	6,292	1,477
2 to 3 years	1,346	108	5,953	1,204	1,590	184	7,031	1,305
3 to 4 years	1,328	144	5,958	1,047	1,332	87	8,047	1,110
4 to 5 years	1,146	56	5,504	896	1,335	217	6,652	919
5 to 10 years	5,695	218	16,483	2,705	4,570	108	22,156	2,408
Over 10 years	1,699	233	14,744	1,699	4,419	99	10,008	1,037
	61,338	6,606	58,437	10,389	48,264	5,502	69,305	10,034
[a] 2021 includes $13,170 million (2020 $14,569 million) in relation to the Gulf of Mexico oil spill, of which $11,883 million (2020 $13,160 million) matures in greater than one year.

The table below shows the timing of cash outflows for derivative financial instruments entered into for the purpose of managing interest rate and foreign currency exchange risk, whether or not hedge accounting is applied, based upon contractual payment dates. As part of actively managing the group’s debt portfolio it is possible that cash flows in relation to associated derivatives could be accelerated from the profile provided. The amounts reflect the gross settlement amount where the pay leg of a derivative will be settled separately from the receive leg, as in the case of cross-currency swaps hedging non-US dollar finance debt or hybrid bonds. The swaps are with high investment-grade counterparties and therefore the settlement-day risk exposure is considered to be negligible. Not shown in the table are the gross settlement amounts (inflows) for the receive leg of derivatives that are settled separately from the pay leg, which amount to $27,048 million at 31 December 2021 (2020 $33,704 million) to be received on the same day as the related cash outflows.

		$ million
Cash outflows for derivative financial instruments at 31 December	2021	2020
Within one year	1,497	2,384
1 to 2 years	1,492	1,976
2 to 3 years	2,531	2,017
3 to 4 years	2,053	3,074
4 to 5 years	5,575	2,582
5 to 10 years	8,618	15,263
Over 10 years	5,365	4,483
	27,131	31,779
For further information on our derivative financial instruments, see Note 29.